EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Business Warrior Corporation (the “Company”) on Form 10-K for the period ended August 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rhett Doolittle, President and Chief Executive Officer, Principal Executive Officer and Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2023	By:	/s/ Rhett Doolittle
Rhett Doolittle
Chief Executive Officer/Principal Executive Officer
(Principal Financial and Accounting Officer)